15% SENIOR SECURED CONVERTIBLE NOTE

THIS NOTE AND THE SECURITIES OBTAINABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

15% SENIOR SECURED CONVERTIBLE NOTE

No. BEES -[ ]	March __, 2013
U.S. $ _____________

FOR VALUE RECEIVED, the undersigned, BeesFree, Inc., a Nevada corporation (the “Company”), hereby unconditionally promises to pay ____________________ (the “Holder”), on the Maturity Date (as defined in Section 1 hereof, unless otherwise converted pursuant to Section 3 hereof) to the order of the Holder, in lawful money of the United States of America and in immediately available funds, the principal amount of _____________________ ($________) Dollars (the “Principal Amount”). Interest shall accrue the rate of 15% per annum (“Interest”) based on a 360 day year, shall compound quarterly and shall be payable on the Maturity Date or converted pursuant to Section 3 hereof. The Company shall be entitled to prepay this Note at any time prior to the Maturity Date by providing holder no less than 30 days prior notice of such prepayment. Holder may elect to convert all or a portion of the Principal Amount and accrued Interest in accordance with the provisions of Section 3 hereof prior to prepayment. Any prepayment made by Company will be applied first toward accrued Interest and once the Interest is fully paid, towards the Principal Amount.

This Note is one of a series of 15% senior secured convertible notes of like tenor and ranking made by the Company in favor of certain investors and issued, from time to time (collectively, the “Notes”), pursuant to that certain Securities Purchase Agreement by and between the Company and certain investors, including the Holder, dated as of March __, 2013, including all attachments, schedules and exhibits thereto (the “Securities Purchase Agreement”). Capitalized terms used and not otherwise defied herein shall have the meanings set forth in the Securities Purchase Agreement. Each of the Notes shall rank equally without preference or priority of any kind over one another, and all payments on account of Principal Amount and Interest with respect to any of the Notes shall be applied ratably and proportionately on the outstanding Notes on the basis of the Principal Amount of the outstanding indebtedness represented thereby.

1.          Maturity; Acceleration. Unless otherwise converted in accordance with the provisions of Section 3, this Note shall mature on __________ __, 2015 [THIS DATE TO BE 24 MONTHS FOLLOWING THE FIRST CLOSING DATE] (such date, the “Maturity Date”). On the Maturity Date, unless, and to the extent, previously converted in accordance with the provisions of Section 3 hereof, any and all outstanding Principal Amount and accrued and unpaid Interest due and owing under the Note shall be immediately paid by the Company.

2.          Seniority; Security Interest.  (a) The indebtedness evidenced by this Note and the payment of the Principal Amount and Interest shall be Senior (as hereinafter defined) to, and have priority in right of payment over, all indebtedness of Company.  “Senior,” as used herein, shall be deemed to mean that, in the event of any default in the payment of the obligations represented by this Note (after giving effect to “cure” provisions, if any) or of any liquidation, insolvency, bankruptcy, reorganization or similar proceedings relating to the Company, all sums payable on this Note shall first be paid in full, with Interest, if any, before any payment is made upon any other indebtedness, now outstanding or hereinafter incurred.

(b) This Note is secured by a first lien and security interest in all of the assets of the Company and its wholly-owned subsidiary, BeesFree USA, Inc. (“Subsidiary”) pursuant to the terms of a certain Security Agreement dated as of March __, 2013 (the “Security Agreement”), by the Company in favor of the Holders. By its execution of the Securities Purchase Agreement, the Holder has authorized the Requisite Holders (as defined herein) to appoint a collateral agent to act on behalf of the Holder and other holders of the Notes (the “Agent”), and in such capacity to enter into the Security Agreement, as the same may be amended, modified, restated or supplemented from time to time, and to exercise for the benefit of the Holder and other holders of the Notes all rights, powers and remedies provided to it, under or pursuant to the Security Agreement including, without limitation, those available upon an Event of Default (as defined in Section 4 hereof).

3.          Conversion.

(a)          Conversion Price and Optional Conversion. The Holder shall have the right, at its option, to convert all or a portion of the Principal Amount and accrued Interest of this Note into shares of the Company’s Common Stock (the “Conversion Shares”) at a conversion price equal to $1.50 per share (the “Conversion Price”), subject to adjustment as set forth in Section 8). The Holder shall exercise its right to convert this Note by delivering to the Company a written notice setting forth its election to convert (a “Conversion Notice”) in the form attached hereto as Exhibit A and surrendering this Note. Upon receipt of the Conversion Notice and the surrender of this Note, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Holder, and in such name or names as the Holder may designate, a certificate or certificates for the full number of Conversion Shares so converted upon conversion of this Note. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such securities as of the date of delivery of the Conversion Notice, notwithstanding that the certificate or certificates representing such securities shall not actually have been delivered or that the stock transfer books of the Company shall then be closed. In the event that the Principal Amount of this Note exceeds the amount being converted, the Company shall, upon such conversion execute and deliver to the Holder a new Note for the Principal Amount of this Note surrendered which is not being converted.

2

(b)          Delivery of Stock Certificates, etc. on Conversion. The Company agrees that, upon receipt of the Conversion Notice as specified in Section 3(a) above, the Conversion Shares issueable upon conversion of this Note shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which delivery of the Conversion Notice shall have occurred. As soon as practicable after the conversion of this Note in full or in part, and in any event within five (5) business days thereafter (“Conversion Share Delivery Date”), the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and non-assessable shares of Common Stock to which such Holder shall be entitled on such conversion, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 3(a) or otherwise. No fractional shares of Common Stock will be issued in connection with any exercise hereof, but in lieu of such fractional shares, the Company shall round the number of shares to be issued upon exercise up to the nearest whole number of shares. The Company understands that a delay in the delivery of the Conversion Shares after the Conversion Share Delivery Date could result in economic loss to the Holder. As compensation to the Holder for such loss, the Company agrees to pay (as liquidated damages and not as a penalty) to the Holder for late issuance of Conversion Shares upon conversion of this Note the proportionate amount of $100 per business day after the Conversion Share Delivery Date for each $10,000 of Conversion Price of Conversion Shares for which this Note is converted which are not timely delivered. The Company shall pay any payments incurred under this Section in immediately available funds upon demand. Furthermore, in addition to any other remedies which may be available to the Holder, in the event that the Company fails for any reason to effect delivery of the Conversion Shares by the Conversion Share Delivery Date, the Holder may revoke all or part of the relevant Note conversion by delivery of a notice to such effect to the Company, whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to the conversion of the relevant portion of this Note, except that the liquidated damages described above shall be payable through the date notice of revocation or rescission is given to the Company.

(c)          Buy-In. In addition to any other rights available to the Holder, if the Company fails to deliver to a Holder the Conversion Shares as required pursuant to this Note, and the Holder or a broker on the Holder’s behalf, purchases (in an open market transaction or otherwise) shares of common stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which the Holder was entitled to receive from the Company (a “Buy-In”), then the Company shall pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (A) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate Conversion Price of the Conversion Shares required to have been delivered together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of Conversion Price of Conversion Shares to have been received upon conversion of this Note, the Company shall be required to pay the Holder $1,000, plus interest. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.

3

(d)          Rights as a Stockholder. Unless and until this Note is converted in accordance with the terms hereof, Holder shall not be entitled to vote or receive distributions or be deemed the holder of Conversion Shares or any other securities of the Company which may at any time be issuable upon the conversion of this Note for any purpose, nor shall anything contained herein be construed to confer upon Holder, as such, any of the rights of a stockholder of the Company or any right to vote as a stockholder of the Company or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of equity securities of the Company, reclassification of equity securities of the Company, consolidation, merger, transfer of assets or otherwise) or to receive notice of meetings, or to receive distributions or subscription rights or otherwise unless and until this Note is converted in accordance with the terms hereof.

(e)          Holder’s Exercise Limitations.  The Company shall not effect any conversion of this Note, and a Holder shall not have the right to convert any portion of this Note, pursuant to this Section 3 or otherwise, to the extent that after giving effect to such issuance after conversion as set forth on the applicable Conversion Notice, the Holder (together with the Holder’s affiliates, and any other persons acting as a group together with the Holder or any of the Holder’s affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, non-converted portion of this Note beneficially owned by the Holder or any of its affiliates and (ii) exercise or conversion of the unexercised or non-converted portion of any other convertible securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 3(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith.   To the extent that the limitation contained in this Section 3(e) applies, the determination of whether this Note is convertible (in relation to other securities owned by the Holder together with any affiliates) and of which portion of this Note is convertible shall be in the sole discretion of the Holder, and the submission of a Conversion Notice shall be deemed to be the Holder’s determination of whether this Note is convertible (in relation to other securities owned by the Holder together with any affiliates) and of which portion of this Note is convertible, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination.   In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 3(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Company shall within two business days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.  The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Note. The Holder, upon not less than 61 days’ prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 3(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Note held by the Holder and the provisions of this Section 3(e) shall continue to apply.  Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 3(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Note.

4

4.          Events of Default. The term “Event of Default” shall mean any of the events set forth in this Section 4:

(a)          the Company shall default in the payment of Principal Amount or Interest under this Note within five (5) days following such time of becoming due, whether by maturity or acceleration;

(b)          failure by the Company to perform or observe in any material respect any covenant or agreement of the Company contained in this Note,  which remains uncured for a period of fifteen (15) days from the date the Company is notified of such default;

(c)          there shall be a dissolution, termination of existence, suspension or discontinuance of the Company’s business for a continuous period of 20 days;

(d)          if the Company shall:

(i)          admit in writing its inability to pay its debts generally as they become due;

5

(ii)         file a petition in bankruptcy or a petition to take advantage of any insolvency act;

(iii)        convey any material portion of the assets of the Company to a trustee, mortgage or liquidating agent or make an assignment for the benefit of creditors;

(iv)        consent to the appointment of a receiver, trustee, custodian or similar official, for the Company or any material portion of the property or assets of the Company;

(v)         on a petition in bankruptcy filed against it, be adjudicated a bankrupt; or

(vi)        file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any State, district or territory thereof;

(e)          if a court of competent jurisdiction shall enter an order, judgment, or decree appointing, without the consent of the Company, a receiver of the whole or any substantial part of the Company’s assets, and such order, judgment or decree shall not be vacated or set aside or stayed within 60 days from the date of entry thereof; or

(f)          if, under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of the whole or any substantial part of the Company’s assets and such custody or control shall not be terminated or stayed within 60 days from the date of assumption of such custody or control.

If any Event of Default described in clause (d) of this Section 4 shall occur, the Principal Amount of this Note, together with all accrued and unpaid Interest, shall automatically be and become immediately due and payable, without notice or demand.

If any Event of Default (other than any Event of Default described in clause (d) of this Section 4) shall occur for any reason, whether voluntary or involuntary, the Agent, acting on behalf of the Holder and other holders of the Notes, may, upon written notice to the Company, declare all or any portion of the outstanding Principal Amount, together with all accrued and unpaid Interest, to be due and payable, whereupon the full unpaid Principal Amount hereof, together with all accrued and unpaid Interest shall be so declared due and payable shall be and become immediately due and payable if default is not cured by the Company within 10 business days of receipt of written notice, without further notice, demand, or presentment.

5.          Remedies. Subject to the terms of the Security Agreement, in case any one or more of the Events of Default specified in Section 4 hereof shall have occurred and be continuing, the Agent, acting on behalf of the Holder and other holders of the Note, may proceed to protect and enforce the Holder’s rights either by suit in equity and/or by action at law, whether for the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note or may proceed to enforce the payment of all sums due upon this Note or to enforce any other legal or equitable right of the Holder.

6

6.          Affirmative Covenants. The Company covenants and agrees that, while any amounts under this Note are outstanding, it shall:

(a)          Do all things necessary to preserve and keep in full force and effect its corporate existence, including, without limitation, all licenses or similar qualifications required by it to engage in its business in all jurisdictions in which it is at the time so engaged; and continue to engage in business of the same general type as conducted as of the date hereof; and continue to conduct its business substantially as now conducted or as otherwise permitted hereunder;

(b)          Pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property before the same shall become delinquent or in default, which, if unpaid, might reasonably be expected to give rise to liens or charges upon such properties or any part thereof, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate proceedings and the Company has maintained adequate reserves with respect thereto in accordance with GAAP;

(c)          Comply in all material respects with all federal, state and local laws and regulations, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations and requirements applicable to it of all governmental bodies, departments, commissions, boards, companies or associations insuring the premises, courts, authorities, officials or officers which are applicable to the Company or any of its properties, except where the failure to so comply would not have a Material Adverse Effect (as defined in this Section 6);

(d)          Keep proper records and books of account with respect to its business activities, in which proper entries, reflecting all of their financial transactions, are made in accordance with GAAP;

(e)          Keep all of its properties adequately insured at all times with responsible insurance carriers against loss or damage by fire and other hazards, and maintain adequate insurance at all times with responsible insurance carriers against liability on account of damage or injury to persons and property.

For purposes hereof, “Material Adverse Effect” shall be an event, matter, condition or circumstance which has or would reasonably be expected to have a material adverse effect on the business, operations, economic performance, assets, financial condition, material agreements or results of operations of the Company and its subsidiaries, taken as a whole.

7.          Negative Covenants. The Company covenants and agrees that while any amount of this Note is outstanding it will not directly or indirectly:

(a)          Declare or pay, directly and indirectly, any cash dividends with respect to any shares of its capital stock (including without limitation any preferred stock; provided, however, nothing in this Section 7 shall prohibit the cumulative accrual of dividends on the Company’s issued and outstanding shares of Series A and Series B Preferred Stock or prevent the redemption of the Series A Preferred Stock in accordance with its terms and the payment of accrued dividends thereon upon such redemption), without first obtaining the prior written consent of the holders of more than fifty one percent (51%) of the outstanding principal of the Notes (the “Requisite Holders”);

7

(b)          Sell, transfer, discount or otherwise dispose of any claim or debt owing to it, including, without limitation, any notes, accounts receivable or other rights to receive payment, except for reasonable consideration and in the ordinary course of business;

(c)          Incur, guarantee, assume or otherwise become responsible for (directly or indirectly) any indebtedness for borrowed money that is senior to, or pari passu with, the Notes, without first obtaining the prior written consent of the Requisite Holders; provided, however, that the foregoing shall not prohibit the Company from incurring such indebtedness from sources other than the Holders on a pari passu basis without the consent of the Requisite Holders where the total amount of such indebtedness, inclusive of that held by the Holders in the aggregate, does not exceed $2,520,000; or

(d)          Create, incur, assume or permit to exist any lien on any property or assets now owned or hereafter acquired by it or its Subsidiary or on any income or revenues or rights in respect of any thereof that is senior to the Notes.

8.          Adjustments.

(a)          Stock Dividends and Splits. In case the Company shall at any time (A) declare any dividend or distribution on its Common Stock or other securities of the Company other than the Series A Preferred Stock or Series B Preferred Stock, (B) split or subdivide the outstanding Common Stock, (C) combine the outstanding Common Stock into a smaller number of shares, or (D) issue by reclassification of its Common Stock any shares or other securities of the Company, then in each such event the Conversion Price shall be adjusted proportionately so that the Holders shall be entitled to receive the kind and number of shares or other securities of the Company which such Holders would have owned or have been entitled to receive after the happening of any of the events described above had the Note been converted immediately prior to the happening of such event (or any record date with respect thereto). Such adjustment shall be made whenever any of the events listed above shall occur. An adjustment made to the Conversion Price pursuant to this Section 8(a) shall become effective immediately after the effective date of the event.

(b)          Additional Issuances of Common Stock. For so long as this Note is outstanding, other than in the case of an “Excepted Issuance” (as defined below), if the Company agrees to issue or issues shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock, for a consideration at a price per share, or having a conversion, exchange or exercise price per share less than the Conversion Price of the Notes immediately in effect immediately prior to such sale or issuance, then immediately prior to such sale or issuance the Conversion Price of the Notes shall be reduced to such other lower price. For purposes of this adjustment, the issuance of any security carrying the right to convert such security directly or indirectly into shares of Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Conversion Price upon the issuance of the above-described security and again upon the issuance of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the then applicable Conversion Price. Common Stock issued or issuable by the Company for no consideration or for consideration that cannot be determined at the time of issue will be deemed issuable or to have been issued for $.001 per share of Common Stock. A convertible instrument (including a right to purchase equity of the Company) issued, subject to an original issue or similar discount or which principal amount is directly or indirectly increased after issuance will be deemed to have been issued for the actual cash amount received by the Company in consideration of such convertible instrument. The provisions of this Section 8(b) shall no longer apply ninety (90) days following such date that all of Holder’s Registrable Securities (as defined in the Securities Purchase Agreement) are either included for resale in an effective registration statement or are eligible for resale without restriction pursuant to Rule 144(b)(1)(i) of the Act, or a combination thereof.

8

(c)          Mergers, Consolidations, Etc. In case of any merger of the Company with or into any other corporation (other than a merger in which the Company is the surviving or continuing corporation and which does not result in any reclassification, conversion, or change of the outstanding shares of Common Stock), then lawful provision shall be made so that Holders shall thereafter have the right to convert the Notes into the kind and amount of shares of stock and/or other securities or property receivable upon such merger by a Holder of the number of shares of Common Stock into which such Notes might have been converted immediately prior to such consolidation or merger. Such provision shall also provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 8. The foregoing provisions of this Section 8(c) shall similarly apply to successive mergers.

(d)          Sales or Conveyances. In case of any sale or conveyance to another person or entity, other than a subsidiary of the Company, of the property of the Company as an entirety, or substantially as an entirety or a material part of the property of the Company, in connection with which shares or other securities or cash or other property shall be issuable, distributable, payable, or deliverable for outstanding shares of Common Stock, then, lawful provision shall be made so that the Holders shall thereafter have the right to convert the Notes into the kind and amount of shares of stock or other securities or property that shall be issuable, distributable, payable, or deliverable upon such sale or conveyance with respect to each share of Common Stock immediately prior to such conveyance.

(e)          If the Common Stock shall be changed to the same or different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends provided for in Section 8(a), or by a reorganization, merger, consolidation, or sale of assets other than as provided for in Section 8(c) hereof), then, and in each event, an appropriate revision to the Conversion Price shall be made and provisions shall be made (by adjustments of the Conversion Price or otherwise) so that the Holder shall have the right thereafter to convert the Note into the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which the Note might have been converted immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

9

(f)          As used in this Section 8, “Exempted Issuance” means an issuance of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock other than in connection with (i) full or partial consideration in connection with a strategic merger, acquisition, consolidation or purchase of substantially all of the securities or assets of a corporation or other entity, so long as such issuances are not for the purpose of raising capital and which holders of such securities or debt are not at any time granted registration rights, (ii) the Company’s issuance of securities in connection with strategic license agreements and other partnering arrangements, so long as such issuances are not for the purpose of raising capital, (iii) the Company’s issuance of Common Stock or the issuances or grants of options to purchase Common Stock to employees, directors, and consultants, (iv) securities upon the exercise or exchange of or conversion of any securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, and (v) as a result of the exercise of the Warrants or conversion of the Notes. For clarification purposes, Notes and Warrants that are issued pursuant to the Securities Purchase Agreement at closings subsequent to the closing in which this Note has been issued shall be deemed to be an Exempted Issuance hereunder.

(g)          Calculations. All calculations under this Section 8 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 8, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

(e)          Voluntary Adjustment By Company. The provisions of this Section 8 shall similarly apply to successive, stock dividends, stock spits or combinations, reclassifications, exchanges, substitutions, dilutive Issuances or other events.

9.          Amendments and Waivers. The terms of this Note may be amended and the observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Requisite Holders, except with respect to the Maturity Date and the Conversion Price, which can only be amended with the Holder’s consent.

10.         Notices.

(a)          Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Securities Purchase Agreement.

(b)          Any party may give any notice, request, consent or other communication under this Note using any other means (including personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section 10.

10

11.         Severability. The unenforceability or invalidity of any provision or provisions of this Note as to any persons or circumstances shall not render that provision or those provisions unenforceable or invalid as to any other provisions or circumstances, and all provisions hereof, in all other respects, shall remain valid and enforceable.

12.         Governing Law. This Note shall be governed by and construed under the laws of the State of New York applicable to agreements made and to be performed entirely within such jurisdiction.

13.         Waivers. The non-exercise by either party of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

14.         Attorneys’ Fees; Costs. If any Event of Default occurs, the Company promises to pay all costs of enforcement and collection, including but not limited to, Holder’s attorneys’ fees, whether or not any action or proceeding is brought to enforce the provisions hereof.

15.         Successor and Assigns. This Note shall be binding upon the Company and its successors and permitted assigns and shall inure to the benefit of the Holder and its successors and assigns. The Company may not assign or delegate any of its duties or obligations under this Note without the written consent of the Holder.

[Signature page to Follow]

11

IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute this Note as of the date first written above.

COMPANY:

BEESFREE, INC.

By:
Name:
Title

12

Optional Conversion Notice

______________________, the registered holder of this 15% Senior Secured Convertible Note, issued ________, 2013, hereby gives notice of the conversion of __________ of the outstanding principal and accrued interest due under this Note into Common Stock of BeesFree, Inc. at a conversion price equal to $1.50 per share.

Holder:

______________________________________________

(Print Name)

__________________________________________________

Signature

Date: ________________

13